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                                                                                                             EXHIBIT 21.1



                                                    Comdisco Holding Company, Inc.
                                                    Subsidiaries of the Registrant

Subsidiary                                                                          State or Sovereign Power of Incorporation

Subsidiaries included in the Registrant's consolidated financial statements:
Comdisco Global Holding Company, Inc.................................................................................Delaware
         CDS Foreign Holdings, Inc. .................................................................................Delaware
                  Comdisco Holdings (U.K.) Limited.............................................................United Kingdom
                           Comdisco United Kingdom Limited.....................................................United Kingdom
                           Comdisco Belgium S.P.R.L...................................................................Belgium
                           Comdisco Direct (U.K.) Limited......................................................United Kingdom
                           Comdisco Espana, S.L.........................................................................Spain
                           Comdisco Ireland Limited...................................................................Ireland
                           Comdisco Sweden A.B.........................................................................Sweden
                  Comdisco Technology Services (Ireland) Limited......................................................Ireland
         Comdisco Asia Pte Ltd. ....................................................................................Singapore
         Comdisco Australia Pty. Ltd..........................................................................New South Wales
                  Comdisco New Zealand............................................................................New Zealand
         Comdisco Canada Ltd..........................................................................................Ontario
                  Comdisco Canada Equipment Finance Limited Partnership...............................................Ontario
                  Comdisco Canada Finance L.L.C......................................................................Delaware
         Comdisco Equipment Solutions, Inc. (f/k/a CFS Railcar, Inc.) ...............................................Delaware
         Comdisco Equipment Solutions, Inc. (f/k/a/ Comito) ............................................................Japan
         Comdisco Equipment Solutions, Ltd. ...................................................................Cayman Islands
                  CES Holdings Europe C.V.........................................................................Netherlands
                           Comdisco Equipment Solutions (Europe) B.V. ............................................Netherlands
                           Comdisco Canada Finance L.L.C.............................................................Delaware
                  Comdisco Asia Pte Ltd ............................................................................Singapore
                  Comdisco Equipment Solutions Holdings N.V. ............................................Netherlands-Antilles
                           CES Holdings Europe C.V. ..............................................................Netherlands
                                            Comdisco Equipment Solutions (Europe) B.V.............................Netherlands
                                                     Comdisco Canada Finance L.L.C...................................Delaware
         Comdisco Finance (Nederland) B.V. .......................................................................Netherlands
                  Comdisco Deutschland Gmbh ..........................................................................Germany
                           Comdisco Factoring (Nederland) B.V. ...................................................Netherlands
                                            Comdisco Continuity Services Deutschland GmbH ............................Germany
         Comdisco GmbH & Co. Leasing and Finance KG.................................................................. Germany
                  Comdisco Lease Finance Partnership, L.P......................................................Cayman Islands
         Comdisco Holdings (U.K.) Limited .....................................................................United Kingdom
                  Comdisco United Kingdom Limited .............................................................United Kingdom
                           Comdisco Belgium S.P.R.L. .................................................................Belgium
                           Comdisco Direct (U.K.) Limited .....................................................United Kingdom
                           Comdisco Espana, S.L. .......................................................................Spain
                           Comdisco Ireland Limited ..................................................................Ireland
                           Comdisco Sweden A.B. .......................................................................Sweden
         Comdisco International Holdings, Inc. (f/k/a COM-L 1989-A Corporation) .....................................Illinois
         Comdisco International Holdings, Ltd. ................................................................Cayman Islands
         Comdisco Investment Group, Inc. ............................................................................Delaware
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                  Comdisco GmbH & Co. Leasing and Finance KG .........................................................Germany
                           Comdisco Lease Finance Partnership, L.P. ...........................................Cayman Islands
         Comdisco Ireland Limited ....................................................................................Ireland
         Comdisco Italia S.p.A. ........................................................................................Italy
         Comdisco Lease Finance Partnership, L.P. .............................................................Cayman Islands
         Comdisco Management GmbH ....................................................................................Germany
                  Comdisco GmbH & Co. Leasing and Finance KG .........................................................Germany
         Comdisco Software Development Company Limited ...............................................................Ireland
         Comdisco Technology Services (Holland) B.V. .............................................................Netherlands
         Comdisco Trade, Inc. .......................................................................................Delaware
                  Comdisco de Mexico, S.A. de C.V. ....................................................................Mexico
         Comdisco de Mexico, S.A. de C.V. .............................................................................Mexico
         Comdisco do Brasil Comercial Ltda. ...........................................................................Brazil
Comdisco, Inc. ......................................................................................................Delaware
         CDO Capital, L.L.C. ........................................................................................Delaware
         CDO RM, Inc. ...............................................................................................Delaware
                  CDO Capital, L.L.C. ...............................................................................Delaware
         Comdisco Domestic Holding Company, Inc. ....................................................................Delaware
                  CDC Realty, Inc. ..................................................................................Illinois
                  Computer Discount Corporation .....................................................................Illinois
                  Prism Communication Services, Inc. ................................................................Delaware
                           Prism Arizona Operations, LLC.............................................................Delaware
                           Prism California Operations, LLC..........................................................Delaware
                           Prism Canada Operations, Inc. ............................................................Delaware
                           Prism Canadian Operations, LLC ...........................................................Delaware
                           Prism Colorado Operations, LLC ...........................................................Delaware
                           Prism Connecticut Operations, LLC ........................................................Delaware
                           Prism Delaware Operations, LLC ...........................................................Delaware
                           Prism District of Columbia Operations, LLC ...............................................Delaware
                           Prism Florida Operations, LLC ............................................................Delaware
                           Prism Georgia Operations, LLC ............................................................Delaware
                           Prism Illinois Operations, LLC ...........................................................Delaware
                           Prism Indiana Operations, LLC ............................................................Delaware
                           Prism Investments, Inc. ..................................................................Delaware
                           Prism Kansas Operations, LLC .............................................................Delaware
                           Prism Kentucky Operations, LLC ...........................................................Delaware
                           Prism Leasing, LLC .......................................................................Delaware
                           Prism Management Services, LLC ...........................................................Delaware
                           Prism Maryland Operations, LLC ...........................................................Delaware
                           Prism Massachusetts Operations, LLC ......................................................Delaware
                           Prism Michigan Operations, LLC ...........................................................Delaware
                           Prism Minnesota Operations, LLC ..........................................................Delaware
                           Prism Missouri Operations, LLC ...........................................................Delaware
                           Prism New Jersey Operations, LLC........................................................New Jersey
                           Prism New York Operations, LLC ...........................................................Delaware
                           Prism North Carolina Operations, LLC .....................................................Delaware
                           Prism Ohio Operations , LLC ..............................................................Delaware
                           Prism Operations, LLC ....................................................................Delaware
                           Prism Oregon Operations, LLC .............................................................Delaware
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                           Prism Pennsylvania Operations, LLC .......................................................Delaware
                           Prism Resp Org, LLC ......................................................................Delaware
                           Prism Rhode Island Operations, LLC .......................................................Delaware
                           Prism Texas Operations, LLC ..............................................................Delaware
                           Prism Virginia Operations, LLC............................................................Virginia
                           Prism Washington Operations, LLC .........................................................Delaware
                           Prism Wisconsin Operations, LLC ..........................................................Delaware
         Comdisco Hungaria Kft........................................................................................Hungary
         Comdisco Polska Sp.z.o.o......................................................................................Poland
         Comdisco Ventures, Inc. ....................................................................................Delaware
                  Hybrid Venture Partners, L.P. .....................................................................Delaware
                  Rosemont Equities, LLC ............................................................................Delaware
                  Rosemont Venture Management I, L.L.C. .............................................................Delaware
         Technology Receivables, L.L.C. .............................................................................Delaware
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